NUVEEN LARGE CAP CORE FUND

SUPPLEMENT DATED OCTOBER 5, 2021

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED DECEMBER 31, 2020

At a special meeting held on September 30, 2021, shareholders of Nuveen Large Cap Core Fund (the “Fund”) approved the reorganization of the Fund into Nuveen Santa Barbara Dividend Growth Fund. The reorganization is scheduled to take place after the close of business on November 12, 2021.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-LCC-1021P